Exhibit 10.15

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

REVOLVING CREDIT AND TERM LOAN AGREEMENT

This Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement (“Second Amendment”) is made as of September 12, 2019, by and among Montauk Energy Holdings, LLC (“Borrower”), the Lenders (as defined below) signatory hereto and Agent (as defined below).

RECITALS

A. Borrower entered into that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 12, 2018 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), with the financial institutions from time to time signatory thereto (collectively, the “Lenders”) and Comerica Bank, as administrative agent for the Lenders (in such capacity, the “Agent”).

B. Borrower has requested that Agent and the Lenders make certain amendments to the Credit Agreement, and Agent and the Lenders are willing to do so, subject to the terms and conditions set forth in this Second Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Borrower, Agent and the Lenders agree as follows:

1. The following definitions in Section 1.1 of the Credit Agreement are amended to read as follows:

“Fixed Charge Coverage Ratio” shall mean as of any date of determination, a ratio, the numerator of which is Consolidated EBITDA for the Applicable Measuring Period ending on such date of determination, minus taxes paid in cash during such period, minus Tax Distributions made by Borrower and its Subsidiaries (other than the Excluded Entities) during such period, minus Maintenance Capital Expenditures (other than Maintenance Capital Expenditures of the Excluded Entities) during such period, and the denominator of which is Fixed Charges for such period. Notwithstanding anything set forth above, for (a) the determination dates ending March 31, 2019, June 30, 2019 and September 30, 2019, Maintenance Capital Expenditures in an aggregate amount not to exceed $12,000,000 shall not be deducted from Consolidated EBITDA and (b) the amount of the Term Loan principal payments for the March 1, 2019, June 1, 2019 and September 1, 2019 payment dates shall be deemed to be $2,500,000.

“Revolving Credit Aggregate Commitment” shall initially mean Eighty Million Dollars ($80,000,000), subject to increases pursuant to Section 2.13 and subject to reduction or termination under Section 2.11 or 9.2 hereof.

“Total Leverage Ratio” shall mean as of any date of determination, the ratio of (a) Funded Debt of Borrower and its Subsidiaries (other than the Excluded Entities) on such date to (b) the sum of (i) the EBITDA Credit as of such date and (ii) Consolidated EBITDA for the four preceding fiscal quarters then ending, all as determined on a consolidated basis in accordance with GAAP.

2. The following definitions are added to Section 1.1 of the Credit Agreement to read in their entireties as follows:

“EBITDA Credit” shall mean with respect to (a) the Galveston project, $1,699,685 as of August 1, 2019 and shall reduce by $141,640.42 as of the last day of each month commencing on the earlier to occur of (1) the last day of the month occurring after the month during which commercial operation of the Galveston project commences and (2) November 30, 2019, (b) the Bettencourt project, $4,391,368 as of August 1, 2019 and shall reduce by $365,947.34 as of the last day of each month commencing on the earlier to occur of (1) the last day of the month occurring after the month during which commercial operation of the Bettencourt project commences and (2) February 29, 2020, and (c) the Coastal Plains project, $1,549,757 as of August 1, 2019 and shall reduce by $129,146.42 as of the last day of each month commencing on the earlier to occur of (1) the last day of the month occurring after the month during which commercial operation of the Coastal Plains project commences and (2) February 29, 2020.

“RIN Floor” shall mean $0.50 for the average monthly Argus D3 RIN Price per RIN for any period of determination. On April 1, 2020 and thereafter it shall mean $0.80 for the average monthly Argus D3 RIN Price per RIN for any period of determination.

3. Section 3.4(b) of the Credit Agreement is amended to read in its entirety as follows:

“(b) All payments by the Borrower to the Agent for distribution to the Issuing Lender or the Revolving Credit Lenders under this Section 3.4 shall be made in Dollars in immediately available funds at the Issuing Office or such other office of the Agent as may be designated from time to time by written notice to the Borrower by the Agent. The fees described in clauses (a)(i) and (ii) above (i) shall be nonrefundable under all circumstances, (ii) in the case of fees due under clause (a)(i) above, shall be payable upon the issuance of such Letter of Credit and quarterly in advance on the first day of each calendar quarter thereafter and (iii) in the case of fees due under clause (a)(ii) above, shall be payable upon the issuance of such Letter of Credit and quarterly in advance thereafter. The fees due under clause (a)(i) above shall be determined by multiplying the Applicable Fee Percentage times the undrawn amount of the face amount of each such Letter of Credit on the date of determination, and shall be calculated on the basis of a 360 day year and assessed for the actual number of days from the date of the issuance thereof to the stated expiration thereof. The parties hereto acknowledge that, unless the Issuing Lender otherwise agrees, any material amendment and any extension to a Letter of Credit issued hereunder shall be treated as a new Letter of Credit for the purposes of the letter of credit facing fee.”

4. Section 4.3(a) of the Credit Agreement is amended to read in its entirety as follows:

“(a) The Borrower shall repay the Term Loan in quarterly installments each equal to $2,500,000 on the first day of each September, December, March and June (commencing

December 1, 2019), until the Term Loan Maturity Date, when all remaining outstanding principal plus accrued interest thereon shall be due and payable in full.”

5. Subsection 9.1(k-1) of the Credit Agreement is amended to read in its entirety as follows:

“(k-1) (A) if for the fiscal quarter ending December 31, 2019, the average monthly Argus D3 RIN Price for such fiscal quarter is less than the RIN Floor and Consolidated EBITDA for such fiscal quarter was less than $5,000,000; (B) if for the fiscal quarter ended March 31, 2020, the average monthly Argus D3 RIN Price for such fiscal quarter is less than the RIN Floor and Consolidated EBITDA for the six month period ending on such fiscal quarter was less than $10,000,000; or (C) for any fiscal quarter thereafter, the average monthly Argus D3 RIN Price for such fiscal quarter is less than the RIN Floor and Consolidated EBITDA for such fiscal quarter was less than $6,000,000;”

6. On the date of this Second Amendment, Borrower shall make a Term Loan principal payment in the amount of $38,250,000. Such payment shall not be applied in the inverse order of maturity but shall be applied ratably across all scheduled payments of the Term Loan (but, for the avoidance of doubt, Borrower shall continue to make the regularly scheduled quarterly principal payments of the Term Loan each in the amount of $2,500,000, commencing with the quarterly payment due on December 1, 2019).

7. Annex II to the Credit Agreement is amended to read in the form of attached Annex II.

8. Exhibit J to the Credit Agreement is amended to read in the form of attached Exhibit J.

9. This Second Amendment shall become effective (according to the terms hereof) on the date (the “Second Amendment Effective Date”) that the following conditions have been fully satisfied by Borrower:

(a)	Agent shall have received counterpart originals of this Second Amendment, in each case duly executed and delivered by Borrower, Agent and the Lenders;

(b)	Agent shall have received replacement Revolving Credit Notes, duly executed and delivered by Borrower;

(c)	Agent shall have received the Term Loan payment required under paragraph 6 above in immediately available funds; and

(d)

Borrower shall have paid to Agent all fees, costs and expenses, if any, owed to Agent and the Lenders, in each case, as and to the extent required to be paid in accordance with the Loan Documents, including without limitation any fees due under the supplemental fee letter dated July 30, 2019 and the fees accrued to the date of this Second Amendment under Section 2.9 of the Credit Agreement.

10. Borrower hereby certifies to Agent and the Lenders as of the Second Amendment Effective Date that, after giving effect to the amendments herein, (a) execution and delivery by Borrower of this Second Amendment and the other Loan Documents required to be delivered hereunder, and the performance by Borrower of its obligations under the Credit Agreement as amended hereby (herein, as so amended, the “Amended Credit Agreement”) are within Borrower’s powers, have been duly authorized, are not in contravention of law or the terms of its articles of organization or operating agreement or other organizational documents, as applicable, and except as have been previously obtained do not require the consent or approval, material to the amendments contemplated in this Second Amendment, of any governmental body, agency or authority, and the Amended Credit Agreement and the other Loan Documents required to be delivered by Borrower hereunder will constitute the valid and binding obligations of Borrower enforceable in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law), (b) the representations and warranties set forth in Section 6 of the Amended Credit Agreement are true and correct in all material respects (except representations and warranties already qualified as to materiality as to which this qualifier shall not apply) on and as of the Second Amendment Effective Date (except to the extent such representations specifically relate to an earlier date), and (c) on and as of the Second Amendment Effective Date, immediately after giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing.

11. On and after the Second Amendment Effective Date, each reference to the Credit Agreement in the Credit Agreement or any other document shall mean the Credit Agreement as amended by this Second Amendment. Except as specifically set forth above, this Second Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants), any of the Notes issued thereunder or any of the other Loan Documents. Nor shall this Second Amendment constitute a waiver or release by Agent or the Lenders of any right, remedy, Default or Event of Default under or a consent to any transaction not meeting the terms and conditions of the Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents, except those consents set forth herein. Furthermore, this Second Amendment shall not affect in any manner whatsoever any rights or remedies of the Lenders with respect to any other non-compliance by Borrower or any Guarantor with the Credit Agreement or the other Loan Documents, whether in the nature of a Default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction. Borrower hereby confirms that each of the Collateral Documents continues in full force and effect and secure, among other things, all of its Indebtedness owing to Agent and the Lenders under the Credit Agreement and the other Loan Documents; (where applicable, as amended herein).

12. Borrower hereby acknowledges and agrees that this Second Amendment and the amendments contained herein do not constitute any course of dealing or other basis for altering any obligation of Borrower, any Guarantor or any other Credit Party or any right, privilege or remedy of the Lenders under the Credit Agreement or any other Loan Document.

13. Except as specifically defined to the contrary herein, capitalized terms used in this Second Amendment shall have the meanings set forth in the Credit Agreement.

14. This Second Amendment may be executed in counterpart in accordance with Section 13.9 of the Credit Agreement.

15. This Second Amendment shall be construed in accordance with and governed by the laws of the State of Michigan.

(Remainder of page intentionally left blank.)

IN WITNESS WHEREOF, Borrower, the Lenders and Agent have each caused this Second Amendment to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above.

COMERICA BANK,

as Administrative Agent

By:	/s/ Tony G. Rice
Tony G. Rice
Its:	Vice President

COMERICA BANK,

as a Lender, as Issuing Lender

and as Swing Line Lender

By:	/s/ Tony G. Rice
Tony G. Rice
Its:	Vice President

Signature page to Second Amendment

MONTAUK ENERGY HOLDINGS, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

Signature page to Second Amendment

M&T BANK, as a Lender

By:	/s/

Its:	Vice President

Signature page to Second Amendment

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Les A. Scales
Its:	Vice President

Signature page to Second Amendment

CHEMICAL BANK, a division of TCF National Bank, successor by merger to Chemical Bank

By:	/s/ Robert Rosati
Its:	Senior Vice President

Signature page to Second Amendment

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:

Its:	Vice President

Signature page to Second Amendment

MUFG UNION BANK, N.A., as a Lender

By:

Its:	Vice President

Signature page to Second Amendment

ACKNOWLEDGMENT OF GUARANTORS

Each of the undersigned (collectively, the “Guarantors”) hereby acknowledges that (a) such Guarantor executed that certain Amended and Restated Guaranty dated as of December 12, 2018 (as amended or otherwise modified from time to time, the “Guaranty”), pursuant to which such Guarantor guaranteed the obligations of the Borrower under the Credit Agreement and (b) Borrower, the Lenders and the Agent have executed the Second Amendment to the Credit Agreement dated as of date hereof (the “Amendment”). Each of the undersigned hereby ratifies and confirms its obligations under the Guaranty and the other Loan Documents to which it is a party and agrees that the Guaranty and such other Loan Documents remain in full force and effect after giving effect to the effectiveness of the Amendment. Capitalized terms not otherwise defined herein will have the meanings given in the Credit Agreement. This acknowledgment shall be governed by and construed in accordance with the laws of, and be enforceable in, the State of Michigan.

Dated as of September 12, 2019

[Remainder of Page Intentionally Left Blank]

MONTAUK HOLDINGS USA, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

MONTAUK ENERGY CAPITAL, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

MEDC, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

MH ENERGY, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

MH ENERGY (GP), LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

TX LFG ENERGY, LP

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

Signature page to Second Amendment

Acknowledgment of Guarantors

MONROEVILLE LFG, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

VALLEY LFG, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

GSF ENERGY, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

MONMOUTH ENERGY, INC.

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

TULSA LFG, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

JOHNSTOWN LFG HOLDINGS INC.

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

Signature page to Second Amendment

Acknowledgment of Guarantors

JOHNSTOWN REGIONAL ENERGY, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

APEX LFG ENERGY, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

BOWERMAN POWER LFG, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

GALVESTON LFG, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

MONTAUK RENEWABLE AG, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

Signature page to Second Amendment

Acknowledgment of Guarantors

ANNEX II

Percentages and Allocations

Revolving Credit and Term Loan Facilities

LENDERS	REVOLVING CREDIT PERCENTAGE	REVOLVING CREDIT ALLOCATIONS	TERM LOAN PERCENTAGE	TERM LOAN ALLOCATIONS[1]	WEIGHTED PERCENTAGE	TOTAL ALLOCATIONS[2]
Comerica Bank	37%	$29,600,000	37%	$15,725,000	37%	$43,325,000
M&T Bank	20%	$16,000,000	20%	$8,500,000	20%	$24,500,000
Chemical Bank	15%	$12,000,000	15%	$6,375,000	15%	$18,375,000
MUFG Union Bank, N.A.	12%	$9,600,000	12%	$5,100,000	12%	$14,700,000
KeyBank National Association	10%	$8,000,000	10%	$4,250,000	10%	$12,250,000
Webster Bank, National Association	6%	$4,800,000	6%	$2,550,000	6%	$7,350,00
TOTALS	100%	$80,000,000	100%	$42,500,000	100%	$122,500,000

[1]	Amounts as of September, 2019 and after giving effect to the Term Loan repayment of $38,250,000 made on the Second Amendment Effective Date.
[2]	Calculated with Term Loan amounts as of September, 2019 and after giving effect to the Term Loan repayment of $38,250,000 made on the Second Amendment Effective Date.

EXHIBIT J

Form of Covenant Compliance Certificate

TO:    Comerica Bank, as Agent

RE:    Second Amended and Restated Revolving Credit and Term Loan Agreement made as of the 12th day of December, 2018 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), by and among the financial institutions from time to time signatory thereto (individually a “Lender,” and any and all such financial institutions collectively the “Lenders”), Comerica Bank, as Administrative Agent for the Lenders (in such capacity, the “Agent”), and Montauk Energy Holdings, LLC (“Borrower”).

This Covenant Compliance Report (“Report”) is furnished pursuant to Section 7.2(a) of the Credit Agreement and sets forth various information as of _______________, 20__ (the “Computation Date”).

1.

Fixed Charge Coverage Ratio (Section 7.9(a)). On the Computation Date, the Fixed Charge Coverage Ratio, which is required to be not less than 1.20 to 1.00 was _____ to 1.00, as computed in the supporting documents attached hereto as Schedule 1.

2.

Total Leverage Ratio (Section 7.9(b)). On the Computation Date, the Total Leverage Ratio, which is required to be not more than 3.0 to 1.0 was _____ to 1.0, as computed in the supporting documents attached hereto as Schedule 2.

3.

Debt to Tangible Net Worth Ratio (Section 9.1(k)). On the Computation Date, the Debt to Tangible Net Worth Ratio, which is required to be not more than 2.0 to 1.0 was _____ to 1.0, as computed in the supporting documents attached hereto as Schedule 3.

4.

RIN Floor (Section 9.1(k-1)). On the Computation Date, the Argus D3 RIN Price which was required to be not less than the RIN Floor for the fiscal quarter ending on such Computation Date was $_________ per RIN, as computed in supporting documents attached as Schedule 4.

5.

Consolidated EBITDA (Section 9.1(k-1)). On the Computation Date, Consolidated EBITDA for the [[_] month period] [fiscal quarter ending on such Computation Date] which is required to be not less than $_________ was $_________,as computed in the supporting documents attached as Schedule 5.

6.

Capital Expenditures (Section 8.6). On the Computation Date, Capital Expenditures, which were required to be not more than $_________ in the aggregate for the Fiscal Year in which the Computation Date occurs, were $_________ in the aggregate to date for the Fiscal Year in which the Computation Date occurs, as evidenced in the supporting documentation attached as Schedule 6.

The Borrower’s Representative hereby certifies that:

A. To the best of my knowledge, all of the information set forth in this Report (and in any Schedule attached hereto) is true and correct in all material respects.

B. To the best of my knowledge, the representation and warranties of the Credit Parties contained in the Credit Agreement and in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and at the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specific date, in which case such representations and warranties were true and correct in all material respects as of the date when made.

C. I have reviewed the Credit Agreement and this Report is based on an examination sufficient to assure that this Report is accurate.

D. To the best of my knowledge, except as stated in Schedule 7 hereto (which shall describe any existing Default or Event of Default and the notice and period of existence thereof and any action taken with respect thereto or contemplated to be taken by Borrower or any other Credit Party), no Default or Event of Default has occurred and is continuing on the date of this Report.

Capitalized terms used in this Report and in the Schedules hereto, unless specifically defined to the contrary, have the meanings given to them in the Credit Agreement.

IN WITNESS WHEREOF, Borrower have caused this Report to be executed and delivered by the Borrower Representative this _____ day of _______________, ____.

MONTAUK ENERGY HOLDINGS, LLC

By:

Its: